UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Company’s Existing Independent Registered Public Accounting Firm

On November 17, 2021, Mayer Hoffman McCann P.C. (“MHM”) notified Jaguar Health, Inc. (the “Company”) of its decision to resign as the Company’s independent registered public accounting firm effective on the earlier of (i) the date the Company engaged a new independent registered public accounting firm or (ii) December 17, 2021.

The reports of MHM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern and contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2020 and 2019, and in the subsequent interim period through November 17, 2021, there have been no disagreements with MHM on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure.

During the two fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through November 22, 2021, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses disclosed under “Item 4. Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021” and “Item 9A. Controls and Procedures” of the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2020 and 2019.

The Company provided a copy of the foregoing disclosures to MHM and requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission stating whether MHM agrees with the above statements. A copy of MHM’s letter, dated November 23, 2021 is filed as Exhibit 16.1 to this Form 8-K.

Appointment of Company’s New Independent Registered Public Accounting Firm

On November 22, 2021, the Company, with the approval of the audit committee of the Company’s board of directors (the “Audit Committee”), appointed RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm and MHM’s resignation as the Company’s independent registered public accounting firm became effective.  MHM has informed the Company that it will cooperate and assist with an orderly transition of audit firms, including delivering comfort letters, consents and other documents as reasonably requested by the Company and agreed to by MHM pursuant to new engagement letters and responding fully to any inquiries of the successor auditor.

During the two most recent fiscal years and the subsequent interim period through November 22, 2021, the Company has not consulted RBSM with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
16.1	Letter from Mayer Hoffman McCann P.C., dated November 23, 2021.

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: November 23, 2021

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